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                                                                   EXHIBIT 10.26



                                 INVESTORS AGREEMENT


         INVESTORS AGREEMENT (hereinafter called the "Agreement"), dated as of May __, 1997, among WESTFIELD AMERICA, INC., a Missouri corporation (the "Company"), WESTFIELD AMERICA MANAGEMENT LIMITED, an Australian corporation (the "WAT Manager"), in its capacity as manager of the Westfield America Trust ("WAT"), a public trust constituted by the Westfield America Trust Deed, dated March 28, 1996, as amended, PERPETUAL TRUSTEE COMPANY LIMITED, in its capacity as trustee of WAT (the "WAT Trustee"), WESTFIELD CORPORATION, INC., a Delaware corporation ("Westfield Corporation"), WESTFIELD AMERICAN INVESTMENTS PTY. LIMITED, an Australian corporation ("Annatar"), and WESTFIELD HOLDINGS LIMITED, an Australian corporation ("WHL", and collectively with WHL, Westfield Corporation and Annatar and any other subsidiary of WHL, the "Westfield Group").


                                       RECITALS

         WHEREAS, the Company is authorized to issue 200,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), 200 shares of non-voting senior preferred stock, par value $1.00 per share (the "Senior Preferred Stock"), 940,000 shares of Series A cumulative redeemable preferred stock, par value $1.00 per share (the "Series A Preferred Stock"), and 400,000 shares of Series B cumulative redeemable preferred stock, par value $1.00 per share (the "Series B Preferred Stock", and collectively with the Common Stock, the Senior Preferred Stock and the Series A Preferred Stock, the "Capital Stock");

         WHEREAS, the WAT Trustee is the record and beneficial owner of 39,494,125 shares and the Westfield Group is the record and beneficial owner of 10,930,762 shares of Common Stock;

         WHEREAS, the Company is in the business of owning, operating, leasing, developing, redeveloping and acquiring shopping centers and powers centers (collectively, the Centers") in the United States;

         WHEREAS, the parties hereto are parties to a Stockholders Agreement, dated as of July 1, 1996 (the "Existing Agreement"), that contains


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provisions relating to the composition of the Board of Directors of the Company
(the "Board") and certain other matters;

         WHEREAS, the Company plans to commence an initial public offering (the "Public Offering") of shares of Common Stock and the WAT Trustee and the Westfield Group intend to remain shareholders of the Company after the Public Offering and wish to enter into this Agreement with the Company in order to terminate the Existing Agreement and to establish and define their respective rights and obligations with respect to the matters hereinafter set forth after the Public Offering;

         WHEREAS, pursuant to the Third Restated Articles of Incorporation of the Company (the "Articles"), the Second Amended and Restated By-Laws of the Company (the "By-Laws") and certain actions taken by the Board, following the closing of the Public Offering, the Board will be comprised of 9 directors (the "Directors") and will be divided into three classes, as nearly equal in number as possible, with the term of office of the first class expiring at the Annual Meeting of Shareholders in 1998, the second class expiring at the Annual Meeting of Shareholders in 1999, and the third class expiring at the Annual Meeting of Stockholders in 2000, with the successors to any expired class to be elected for three-year terms;

         WHEREAS, it is expected that following the Public Offering, a majority of the Directors will be Independent Directors (as defined below); and

         WHEREAS, the WAT Manager and the WAT Trustee have advised the Company that under Australian law the unitholders of WAT must approve the exercise by the WAT Trustee of its voting rights with respect to the election of the Directors (the "Australian Voting Requirement").

         NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. EFFECTIVENESS. The parties hereto hereby covenant and agree that immediately upon the closing of the Public Offering the Existing Agreement shall terminate and this Agreement shall become effective.

         2. ELECTION OF DIRECTORS. (a) MEETING OF WAT UNITHOLDERS. For so long as the Australian Voting Requirement is applicable, the WAT Trustee


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hereby covenants and agrees to (i) call a meeting of WAT unitholders to obtain the approval for the WAT Trustee to exercise voting rights in respect of the election of Directors and (ii) attend, in person or by proxy, any shareholders meeting at which the shareholders of the Company are to vote for the election of Directors and to vote or cause to be voted all of their shares of Common Stock at each such meeting. The timing of the election of directors will be coordinated with the requirements for unitholders meetings as required by Australian corporate law so that sufficient time is permitted for the WAT Trustee to obtain unitholder approval.

         (b) INDEPENDENT DIRECTOR. For purposes of this Agreement, "Independent Director" shall mean a director of the Company who (i) is not, and has not for the last 12 months been, an officer, director or employee of any of the Westfield Group or the WAT Trustee, (ii) is not an Affiliate of any of the Westfield Group or the WAT Trustee or an officer or employee of such an Affiliate, (iii) is not a member of the immediate family of any natural person described in clauses (i) and (ii) above, and (iv) is free from any relationship that would interfere with the exercise of independent judgment as a Director. For purposes of this definition of Independent Director only, an "Affiliate" shall mean any person directly or indirectly Controlling, Controlled by, or under Control with, such other person; "Control" shall mean the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with any of the Westfield Group or the WAT Trustee; and "member of the immediate family" shall mean any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister and includes step and adoptive relationships.

         3. RIGHT OF FIRST REFUSAL. (a) Whenever and as often as the WAT Trustee or its successors or assigns (each, a "Seller") shall desire to sell all or any of the Warrants granted to the WAT Trustee pursuant to the Subscription Agreement and Plan of Reorganization Relating to CenterMark Properties, Inc., dated as of May 13, 1996, and in connection with the Public Offering (together, the "Company Warrants"), pursuant to a bona fide offer for the purchase thereof, the Seller shall give notice (the "Notice") to WHL (the "Offeree") in writing to such effect, enclosing a copy of such bona fide offer (it being agreed that the Seller shall cause any such offer to be reduced to writing) and specifying the portion of the Company Warrants which the Seller desires to sell (the "Seller's Warrant"), the name of the person or persons to whom the Seller desires to make such sale and the dollar value of the consideration which has been offered in connection therewith. Upon receipt of the Notice, the Offeree initially shall have the first


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right and option to purchase up to all of the Seller's Warrant, for cash at a purchase price equal to the dollar value of such consideration, exercisable for a period of 30 days from the date of receipt of the Notice (the "Expiration Date"). Failure of the Offeree to respond to the Notice within the 30-day period shall be deemed to constitute a notification to the Seller of the Offeree's decision not to exercise the first right and option to purchase the Seller's Warrant under this Section 3.

         (b)  The Offeree may exercise the right and option provided in this
Section 3 by giving written notice to the Seller not later than the close of business on the date of expiration of such right and option (or if such date is not a business day, then on or before the close of business on the next succeeding business day), advising of the election to exercise the same and the date (not later than 30 days from the date of such notice) upon which payment of the purchase price for the Seller's Warrant shall be made. The Seller shall cause to be delivered to the Offeree notice, on the payment date specified in such notice, the certificate or certificates representing the Seller's Warrant being purchased by the Offeree, properly endorsed for transfer, against payment of the purchase price therefor.

         (c) If all the Seller's Warrant is not purchased by the Offeree in accordance with this Section, the Seller (i) shall not be required to sell any of the Seller's Warrant to the Offeree and (ii) may, during the 90-day period commencing on the expiration of the rights and options provided for in this Section, sell all (but not less than all) of the Seller's Warrant to the transferee named in the Notice for a consideration the dollar value of which is equal to or greater than the dollar value of the consideration specified in the Notice, subject in each case to the restrictions contained in this Section 3 of this Agreement.

         (d) WHL may designate or assign its rights to purchase the Company Warrants pursuant to this Section 3 to any person or entity with the prior written consent of the Seller, such consent not be unreasonably withheld or delayed.

         4. NON-COMPETITION. WHL shall not, and shall not permit any of its subsidiaries, for so long as it or any of its subsidiaries is the Advisor (as defined in the Advisory Agreement, dated July 1, 1996, as amended, between the Company and the Advisor) and the Manager (as defined in the Management Agreements, dated July 1, 1996, as amended, between the Company, the Manager and the Centers) of the Centers, directly or indirectly, to acquire any


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ownership interest in shopping center properties or power centers in the
United States (a "Competitive Business") or own an interest in, as a partner, member, stockholder, co-venturer or otherwise, any corporation, company, partnership, firm, association, enterprise or other entity that owns any ownership interest in a Competitive Business, PROVIDED that nothing contained in this Section 4 shall prohibit or restrain WHL or any of its subsidiaries or Affiliates from (a) owning the interests it currently holds in Garden State Plaza or owning any interest in Westfield America Trust or the Company,
(b) acquiring shares of capital stock or other equity interests in any entity where such shares or interests represent a minority interest of 5% or less of such entity's outstanding capital stock or equity interests, PROVIDED that such entity is not controlled by WHL or any such subsidiary and employees of the Westfield Group do not serve as an executive officer, director, manager or advisor to such entity, (c) acquiring indebtedness of any person, (d) acquiring by asset purchase, stock purchase, merger, consolidation or otherwise of any corporation, partnership or other business entity partially engaged in the Competitive Business, PROVIDED that such activities relating to the Competitive Business do not exceed 5% of the revenues or net equity of such entity or such entity disposes of such Competitive Business within one year of such acquisition, or (e) acquiring any interest in airport projects or the retail portions thereof.

         5. GSP OPTION AGREEMENT. The Company and Westfield Capital Corporation Finance Pty Limited ("WCC"), a subsidiary of WHL, are parties to that certain GSP Option Agreement (the "GSP Option Agreement"), dated as of July1, 1997, granting the Company the option to buy the outstanding common stock of Westland Realty, Inc. Pursuant to Section 5.2(b) of the GSP Option Agreement, if the Company exercises its option, WCC may elect to receive the purchase price under the GSP Option Agreement in stock of the Company or in cash. WHL hereby notifies the Company that, if the option is exercised by the Company, WCC has irrevocably elected to receive common stock of the Company for the purchase price, such shares of common stock to be duly authorized, validly issued, fully paid and nonassessable and free and clear of all security interests, mortgages, liens, charges, restrictions, encumbrances and claims of any nature whatsoever. The amount of shares of common stock shall be determined by dividing the purchase price by an amount equal to the average of the closing sale price of the Company on the New York Stock Exchange for the 20 trading days prior to the exercise of the option.

         6. NOTICES. All notices, requests, demands and other communications made in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing and shall be (a) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or
(b) transmitted by hand delivery or telecopy, addressed as follows:

         (i)   if to the Company, to:

                 Westfield America, Inc.
                 11601 Wilshire Boulevard
                 Los Angeles, California  90025
                 Telecopy:   (310) 444-9071
                 Telephone:  (310) 445-2406
                 Attention:  Co- President




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                 with a copy to:

                 Debevoise & Plimpton
                 875 Third Avenue
                 New York, New York  10022
                 Telecopy:   (212) 909-6836
                 Telephone:  (212) 909-6000
                 Attention:  Barry Mills, Esq.

         (ii)  if to WAM, to:

                 Westfield America Management Limited
                 Level 24 Westfield Towers
                 100 William Street
                 Sydney, NSW  2011
                 Australia
                 Telecopy:    011-612 9358-7077
                 Telephone:  011-612 9358-7154
                 Attention:  Company Secretary

                 with a copy to:

                 The National Manager
                 Property Trusts
                 Perpetual Trustees Australia Limited
                 Level 7
                 1 Castlereagh Street
                 Sydney
                 Australia
                 Telecopy:   011-612 9233-8582
                 Telephone:  011-612 9229-9975
                 Attention: Mr. Allan Cowper



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         (iii) if to the WAT Trustee, to:

                 The National Manager
                 Property Trusts
                 Perpetual Trustees Australia Limited
                 Level 7
                 1 Castlereagh Street
                 Sydney
                 Australia
                 Telecopy:   011-612 9233-7688
                 Telephone:  011-612 9229-9975
                 Attention: Mr. Allan Cowper

                 with a copy to:

                 Westfield America Management Limited
                 Level 24 Westfield Towers
                 100 William Street
                 Sydney, NSW  2011
                 Australia
                 Telecopy:   011-612 9358-7077
                 Telephone:  011-612 9358-7154
                 Attention:  Company Secretary

         (iv)  if to Westfield Corporation, to:

                 c/o Westfield Corporation, Inc.
                 11601 Wilshire Boulevard
                 Los Angeles, California  90025-3348
                 Telecopy:   (310) 444-9071
                 Telephone:  (310) 478-4456
                 Attention: President

                 with a copy to:
                 Debevoise & Plimpton
                 875 Third Avenue
                 New York, New York  10022
                 Telecopy:   (212) 909-6836
                 Telephone:  (212) 909-6000
                 Attention:  Barry Mills, Esq.


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         (v)   if to Annatar, to:

                 Level 24 Westfield Towers
                 100 William Street
                 Sydney, NSW  2011
                 Australia
                 Telecopy:   011-612 9358-7165
                 Telephone:  011-612 9358-7154
                 Attention:  Company Secretary

                 with a copy to:

                 Debevoise & Plimpton
                 875 Third Avenue
                 New York, New York  10022
                 Telecopy:   (212) 909-6836
                 Telephone:  (212) 909-6000
                 Attention:  Barry Mills, Esq.

         (iv)  if to WHL, to:

                 Level 24 Westfield Towers
                 100 William Street
                 Sydney, NSW  2011
                 Australia
                 Telecopy:   011-612 9358-7165
                 Telephone:  011-612 9358-7154
                 Attention:  Company Secretary

                 with a copy to:

                 Debevoise & Plimpton
                 875 Third Avenue
                 New York, New York  10022
                 Telecopy:   (212) 909-6836
                 Telephone:  (212) 909-6000
                 Attention:  Barry Mills, Esq.

or, in each case, at such other address as may be specified in writing to the other parties hereto.


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         7.  REMEDIES.  The parties hereto agree that in the event of any violation by WHL or any of its subsidiaries of the provisions of Section 4 of this Agreement, the Company will be irreparably damaged. Accordingly, the Company shall be entitled to an injunction (either preliminary, permanent or both) restraining any violation of the provisions of Section 4 of this Agreement by WHL or any of its subsidiaries or to any other appropriate decree of specific performance. Such remedy shall not be exclusive and shall be in addition to any other remedy that the Company shall have, including, without limitation, recovery of damages.

         8. SEVERABILITY. If any provision of this Agreement is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, unless to give effect to any such remaining provision or provisions would frustrate the purpose and intention of the parties hereunder. The invalidity of any one or more phrases, sentences, clauses, sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

         9. HEADINGS. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         10. ENTIRE AGREEMENT. This Agreement, together with all exhibits hereto, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         11. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and both of which shall together constitute one and the same instrument.

         12. GOVERNING LAW. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Missouri.

         13. ASSIGNMENT. This Agreement shall not be assignable by any of the parties hereto,without the prior written consent of the other parties hereto,


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except that members of the Westfield Group shall be permitted to assign any of their rights hereunder to any subsidiary of WHL.

         14. NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

         15. AMENDMENT; WAIVERS. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.

         16. LIMITATION OF LIABILITY. As the WAT Trustee enters into this Agreement only in its capacity as trustee of WAT, the WAT Trustee is liable under this Agreement only up to the extent to which it is indemnified out of the assets of WAT. The WAT Trustee is only personally liable to the extent that it is fraudulent, negligent, or in breach of trust. If the WAT Trustee is not personally liable, the parties other than the WAT Trustee must not sue the WAT Trustee personally or seek to wind it up to recover any outstanding money, and the WAT Trustee is entitled to plead this clause as a bar to the taking of any such proceedings.

         17. WAT TRUST DEED. Each of the parties to this Agreement, other than the WAT Trustee, acknowledges that it has received a copy of the WAT Trust Deed (as amended) establishing WAT and that it understands the rights and obligations of the WAT Trustee and the Manager therein.

                              [Intentionally Left Blank]




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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                  WESTFIELD AMERICA, INC.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                  PERPETUAL TRUSTEE COMPANY LIMITED,
                                  in its capacity as trustee of
                                  Westfield America Trust

                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                  WESTFIELD AMERICA MANAGEMENT LIMITED,
                                  in its capacity as manager of
                                  Westfield America Trust


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                  WESTFIELD CORPORATION, INC.


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:




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                                  WESTFIELD AMERICAN INVESTMENTS PTY. LIMITED


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                  WESTFIELD HOLDINGS LIMITED


                                  By:
                                       -----------------------------------------
                                       Name:
                                       Title:








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